DEAN WITTER HIGH YIELD SECURITIES INC.  TWO WORLD TRADE CENTER, NEW YORK, NEW
                                        YORK 10048
LETTER TO THE SHAREHOLDERS

DEAR SHAREHOLDER:

The fiscal year ended August 31, 1995 began on a weak note with all of the fixed-income markets reporting disappointing performance results during the second half of calendar 1994. Concerns over the strength of the economy, Federal Reserve Board actions and inflation prospects created a great deal of uncertainty during 1994's weak market environment.

However, in sharp contrast, the fixed-income markets rebounded nicely during the second half of the Fund's fiscal year as economic growth slowed and inflation fears began to subside. The high-yield market recorded a strong 1995 first half, benefiting from the rally in the U.S. Treasury market, which drove long-term interest rates significantly lower, as well as from the continued strength in corporate earnings. As is typical in a decelerating economic environment however, high-yield bonds have lagged the 1995 Treasury market rally, as concerns over the severity of the economic slowdown have offset some of the benefit of lower interest rates.

For the twelve-month period ended August 31, 1995, the Fund's total return was
11.98 percent. As of August 31, 1995, the Fund had net assets in excess of $455 million. Over the past twelve months, the Fund continued to distribute regular income dividends at a rate of $0.055 per share per month. For the full fiscal year, income dividends totaled approximately $0.80 per share, including an extra income dividend of $0.142 per share paid on December 30, 1994. The accompanying chart illustrates the growth of a $10,000 investment in the Fund for the ten-year period ended August 31, 1995 versus the performance of the Lehman Brothers Mutual Fund Corporate/High Yield Index. (The Fund commenced operations on September 26, 1979.)

INVESTMENT STRATEGY

The Fund's overall investment strategy entering calendar 1995 was to capitalize on the opportunity created by the 1994 market correction by positioning the Fund for an eventual rebound in the high-yield bond market. Despite the fact that corporate credit quality remained strong, the 1994 market correction pushed yields on many B-rated issues 300-400 basis points higher (to the 13-14 percent range) and caused

DEAN WITTER HIGH YIELD SECURITIES INC.
LETTER TO THE SHAREHOLDERS, CONTINUED

bond prices in some cases to decline by as much as 15-20 percent (to the $80-85 range). In light of these opportunities, the Fund increased its emphasis on discounted issues during the second half of 1994, which should provide more capital appreciation potential for the Fund. While the Fund's portfolio is still positioned for further upside in the high-yield market, it maintains a sizable position in various defensive securities, which should provide the flexibility needed to take advantage of any interim opportunities that may arise.

MARKET OUTLOOK
                                                    [GRAPHIC]
Given our outlook for continued, albeit
slower
economic growth, we find that many of
today's B-rated issues, which are
yielding more than 600 basis points (6
percent) above U.S. Treasury securities
and are trading at significant
discounts, offer excellent long-term
return potential. Over the near term,
we expect continued volatility in the
financial markets as investors attempt
to assess the economy's strength, the
level of interest rates and possible
Federal Reserve Board actions. However,
despite any potential short-term
weakness, we consider today's
high-yield market to be an attractive
long-term opportunity for investors.
Many current high-yield issues provide
an attractive yield advantage over U.S.
Treasury securities, with the
opportunity for substantial capital
appreciation if the high-yield market
continues its recovery.
                                                    [GRAPHIC]
We thank you for your continued support
of Dean Witter High Yield Securities
Inc. and look forward to continuing to
serve your investment needs.

Very truly yours,

          [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1995

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------

             CORPORATE BONDS (87.4%)
             AEROSPACE (1.8%)
 $   9,000   Sabreliner Corp. (Series B).................    12.50   %    04/15/03  $     8,100,000
                                                                                    ---------------
             AIRLINES (4.3%)
    22,250   GPA Delaware, Inc...........................     8.75        12/15/98       19,691,250
                                                                                    ---------------
             AUTOMOTIVE (2.6%)
    16,323   Envirotest Systems, Inc.....................     9.625       04/01/03       12,038,212
                                                                                    ---------------
             CABLE & TELECOMMUNICATIONS (2.7%)
     7,106   Adelphia Communications Corp. (Series B)....     9.50+       02/15/04        6,040,338
    15,100   In-Flight Phone Corp. (Units)+++ - 144A**...    14.00++      05/15/02        6,040,000
                                                                                    ---------------
                                                                                         12,080,338
                                                                                    ---------------
             COMPUTER EQUIPMENT (8.1%)
    17,000   IBM Credit Corp.............................    15.00        06/13/96       18,120,470
    16,900   Unisys Corp.................................    13.50        07/01/97       18,632,250
                                                                                    ---------------
                                                                                         36,752,720
                                                                                    ---------------
             CONSUMER PRODUCTS (2.1%)
     5,500   J.B. Williams Holdings, Inc.................    12.00        03/01/04        5,555,000
     4,000   Thermoscan, Inc.............................    13.5625*     08/15/01        4,060,000
                                                                                    ---------------
                                                                                          9,615,000
                                                                                    ---------------
             CONTAINERS (2.4%)
    19,100   Ivex Holdings Corp. (Series B)..............    13.25++      03/15/05       10,887,000
                                                                                    ---------------
             ELECTRICAL & ALARM SYSTEMS (1.9%)
    11,000   Mosler, Inc.................................    11.00        04/15/03        8,800,000
                                                                                    ---------------
             ENTERTAINMENT/GAMING & LODGING (5.8%)
     3,500   Fitzgeralds Gaming Corp. - 144A**...........    14.00*       03/15/96        2,730,000
     7,870   Motels of America, Inc. (Series B)..........    12.00        04/15/04        7,988,050
     5,000   Six Flags Theme Parks Corp. - 144A**........    12.25++      06/15/05        3,662,500
    41,982   Spectravision, Inc. (c).....................    11.65        12/01/02        2,537,858
    12,380   Trump Castle Funding, Inc...................    11.75        11/15/03        9,594,500
                                                                                    ---------------
                                                                                         26,512,908
                                                                                    ---------------
             FOODS & BEVERAGES (13.3%)
    23,771   Envirodyne Industries, Inc..................    10.25        12/01/01       19,135,655
    17,000   PepsiCo Inc.................................    15.00        06/14/96       18,139,680
    10,443   Seven Up/RC Bottling Co. Southern
             California, Inc. (d)........................    11.50        08/01/99        4,725,140
    35,250   Specialty Foods Acquisition Corp. (Series
             B)..........................................    13.00++      08/15/05       18,506,250
                                                                                    ---------------
                                                                                         60,506,725
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             MANUFACTURING (5.0%)
 $   5,000   Alpine Group, Inc. - 144A**.................    12.25   %    07/15/03  $     4,600,000
     7,000   Berry Plastics Corp.........................    12.25        04/15/04        7,315,000
     4,000   Cabot Safety Corp. - 144A**.................    12.50        07/15/05        4,170,000
     7,000   Uniroyal Technology Corp....................    11.75        06/01/03        6,510,000
                                                                                    ---------------
                                                                                         22,595,000
                                                                                    ---------------
             MANUFACTURING - DIVERSIFIED (7.5%)
     8,390   Foamex L.P..................................    11.875       10/01/04        8,222,200
     9,500   Interlake Corp..............................    12.125       03/01/02        9,500,000
     5,000   J.B. Poindexter & Co., Inc..................    12.50        05/15/04        4,887,500
    18,920   Jordan Industries, Inc......................    11.75++      08/01/05       11,493,950
     5,000   Starcraft Industrial Corp. (c)..............    16.50        01/15/98        --
                                                                                    ---------------
                                                                                         34,103,650
                                                                                    ---------------
             OIL & GAS (3.4%)
     8,000   Deeptech International, Inc.................    12.00        12/15/00        6,240,000
    11,000   Empire Gas Corp.............................     7.00        07/15/04        9,157,500
                                                                                    ---------------
                                                                                         15,397,500
                                                                                    ---------------
             PUBLISHING (7.1%)
    15,000   Affiliated Newspapers Investments, Inc......    13.25++      07/01/06        8,550,000
    16,343   BFP Holdings, Inc. (Series B)...............    13.50++      04/15/04       11,440,100
     3,000   Garden State Newspapers, Inc................    12.00        07/01/04        2,865,000
     8,600   United States Banknote Corp.................    10.375       06/01/02        6,966,000
     3,150   United States Banknote Corp.................    11.625       08/01/02        2,457,000
                                                                                    ---------------
                                                                                         32,278,100
                                                                                    ---------------
             RESTAURANTS (8.9%)
    26,057   American Restaurant Group Holdings, Inc.....    14.00++      12/15/05       12,246,790
    10,000   Carrols Corp................................    11.50        08/15/03        9,875,000
    24,000   Flagstar Corp...............................    11.25        11/01/04       18,420,000
                                                                                    ---------------
                                                                                         40,541,790
                                                                                    ---------------
             RETAIL (5.1%)
    10,000   Cort Furniture Rental Corp..................    12.00        09/01/00       10,050,000
     5,000   County Seat Stores Co.......................    12.00        10/01/02        4,875,000
     8,000   Thrifty Payless, Inc........................    12.25        04/15/04        8,280,000
                                                                                    ---------------
                                                                                         23,205,000
                                                                                    ---------------
             TEXTILES (0.0%)
     1,638   Farley, Inc. (Conv.)........................     0.00        01/01/12          150,483
                                                                                    ---------------
             TEXTILES - APPAREL MANUFACTURERS (4.4%)
    16,669   JPS Textile Group, Inc......................    10.85        06/01/99       16,168,930
     4,500   U.S. Leather, Inc...........................    10.25        07/31/03        3,735,000
                                                                                    ---------------
                                                                                         19,903,930
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             TRANSPORTATION (1.0%)
 $   7,266   Transtar Holdings L.P. (Series B)...........    13.375++%    12/15/03  $     4,577,580
                                                                                    ---------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $437,770,091).......................................      397,737,186
                                                                                    ---------------

             U.S. GOVERNMENT OBLIGATION (0.7%)
     3,000   U.S. Treasury Note (Identified Cost
             $3,086,406).................................    11.50        11/15/95        3,034,688
                                                                                    ---------------

 NUMBER OF
  SHARES                                                                                    VALUE
------------------------------------------------------------------------------------------------------

             PREFERRED STOCK (a) (0.0%)
             UTILITIES - ELECTRIC
   100,000   TGX Corp. (Identified Cost $830,000) (b)................................           12,500
                                                                                       ---------------

             COMMON STOCKS (a) (8.5%)
             AUTOMOTIVE (0.0%)
       709   Northern Holdings Industrial Corp. (Restricted) (b).....................        --
                                                                                       ---------------
             BUILDING & CONSTRUCTION (3.1%)
   516,600   USG Corp. (b)...........................................................       14,012,776
                                                                                       ---------------
             COMPUTER EQUIPMENT (0.1%)
   477,769   Memorex Telex NV (ADR) (Netherlands) (b)................................          656,932
                                                                                       ---------------
             CONSUMER PRODUCTS (0.1%)
    52,000   Thermoscan, Inc. (Class B) - 144A**.....................................          442,000
                                                                                       ---------------
             ENTERTAINMENT/GAMING & LODGING (0.3%)
     7,500   Motels of America, Inc. - 144A**........................................          675,000
   781,421   Vagabond Inns, Inc. (Class D) (c).......................................          859,563
                                                                                       ---------------
                                                                                             1,534,563
                                                                                       ---------------
             FOODS & BEVERAGES (0.2%)
   273,750   Specialty Foods Acquisition Corp. - 144A**..............................          752,813
                                                                                       ---------------
             MANUFACTURING - DIVERSIFIED (3.4%)
   851,263   Thermadyne Holdings Corp. (b)...........................................       15,322,734
                                                                                       ---------------
             PUBLISHING (1.0%)
    15,000   Affiliated Newspapers Investments, Inc. (Class B).......................          450,000
   130,744   BFP Holdings, Inc. (Class D) - 144A**...................................        3,922,320
                                                                                       ---------------
                                                                                             4,372,320
                                                                                       ---------------
             RESTAURANTS (0.1%)
    26,057   American Restaurant Group Holdings, Inc. - 144A**.......................          390,855
                                                                                       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1995, CONTINUED

 NUMBER OF
  SHARES                                                                                    VALUE
------------------------------------------------------------------------------------------------------
             RETAIL (0.2%)
   228,000   Thrifty Payless Holdings, Inc. (Class C)................................  $       940,500
                                                                                       ---------------
             TEXTILES (0.0%)
    12,000   JPS Textile Group, Inc. (Restricted)....................................          168,000
                                                                                       ---------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $132,573,762)..........................................       38,593,493
                                                                                       ---------------

 NUMBER OF                                                              EXPIRATION
 WARRANTS                                                                  DATE           VALUE
----------------------------------------------------------------------------------------------------

             WARRANTS (a) (0.4%)
             AEROSPACE (0.0%)
     9,000   Sabreliner Corp. (Restricted) - 144A**...................     04/15/03           90,000
                                                                                     ---------------
             CONTAINERS (0.1%)
    10,000   Crown Packaging Holdings, Ltd. (Canada) - 144A**.........     11/01/03          550,000
                                                                                     ---------------
             ENTERTAINMENT/GAMING & LODGING (0.0%)
     5,000   Boomtown, Inc. - 144A**..................................     11/01/98           55,000
    13,052   Casino America, Inc......................................     11/15/96            8,157
     3,500   Fitzgeralds Gaming Corp. - 144A**........................     03/15/99           35,000
                                                                                     ---------------
                                                                                              98,157
                                                                                     ---------------
             MANUFACTURING (0.1%)
    10,000   BPC Holdings Corp........................................     04/15/04          125,000
    70,000   Uniroyal Technology Corp.................................     06/01/03          175,000
                                                                                     ---------------
                                                                                             300,000
                                                                                     ---------------
             OIL & GAS (0.0%)
    15,180   Empire Gas Corp..........................................     07/15/04          151,800
                                                                                     ---------------
             RETAIL (0.2%)
    10,000   County Seat Holdings Co..................................     10/15/98          225,000
   330,000   New Cort Holdings Corp...................................     09/01/98          536,250
                                                                                     ---------------
                                                                                             761,250
                                                                                     ---------------
             RETAIL - FOOD CHAINS (0.0%)
    50,797   Grand Union Co. (Series 1) (b)...........................     06/16/00           50,797
   101,594   Grand Union Co. (Series 2) (b)...........................     06/16/00           50,797
                                                                                     ---------------
                                                                                             101,594
                                                                                     ---------------

             TOTAL WARRANTS
             (IDENTIFIED COST $1,507,617)..........................................        2,052,801
                                                                                     ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------

             SHORT-TERM INVESTMENT (1.3%)
             REPURCHASE AGREEMENT
 $   6,117   The Bank of New York (dated 08/31/95;
             proceeds $6,117,972; collateralized by
             $11,994,594 U.S. Treasury Principal Strip
             due 05/15/05 valued at $6,424,668)
             (Identified Cost $6,116,984)................     5.8125 %    09/01/95  $     6,116,984
                                                                                    ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST $581,884,860) (E)...........       98.3%   447,547,652

OTHER ASSETS IN EXCESS OF LIABILITIES........        1.7      7,897,691
                                                   -----   ------------

NET ASSETS...................................      100.0%  $455,445,343
                                                   -----   ------------
                                                   -----   ------------

---------------------
ADR  American Depository Receipt.
 *   Adjustable rate. Rate shown is the rate in effect at August 31, 1995.
**   Resale is restricted to qualified institutional investors.
+++ Consists of one or more class of securities traded together as a unit; generally bonds with attached stocks/warrants.
 +   Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Non-income producing security.
(b)  Acquired through exchange offer.
(c)  Non-income producing security, issuer in bankruptcy.
(d)  Non-income producing security, bond in default.
(e) The aggregate cost for federal income tax purposes is $584,504,173; the aggregate gross unrealized appreciation is $17,241,472 and the aggregate gross unrealized depreciation is $154,197,993, resulting in net unrealized depreciation of $136,956,521.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1995

ASSETS:
Investments in securities, at value
  (identified cost $581,884,860)............................  $  447,547,652
Receivable for:
    Interest................................................      10,621,446
    Capital stock sold......................................         400,422
    Investments sold........................................         210,010
Prepaid expenses and other assets...........................          35,200
                                                              --------------

     TOTAL ASSETS...........................................     458,814,730
                                                              --------------

LIABILITIES:
Payable for:
    Investments purchased...................................       1,839,861
    Dividends to shareholders...............................       1,003,972
    Investment management fee...............................         194,668
    Capital stock repurchased...............................         130,062
Accrued expenses and other payables.........................         200,824
                                                              --------------

     TOTAL LIABILITIES......................................       3,369,387
                                                              --------------
NET ASSETS:
Paid-in-capital.............................................   1,557,732,316
Net unrealized depreciation.................................    (134,337,208)
Accumulated undistributed net investment income.............       6,133,095
Accumulated net realized loss...............................    (974,082,860)
                                                              --------------

     NET ASSETS.............................................  $  455,445,343
                                                              --------------
                                                              --------------

NET ASSET VALUE PER SHARE,
  67,305,912 SHARES OUTSTANDING (400,000,000 SHARES
  AUTHORIZED OF $.01 PAR VALUE).............................
                                                                       $6.77
                                                              --------------
                                                              --------------

MAXIMUM OFFERING PRICE PER SHARE,
  (NET ASSET VALUE PLUS 5.82% OF NET ASSET VALUE)*..........
                                                                       $7.16
                                                              --------------
                                                              --------------

---------------------
 *   On sales of $25,000 or more, the offering price is reduced.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1995

NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 57,601,954
                                                              ------------

EXPENSES
Investment management fee...................................     2,241,952
Transfer agent fees and expenses............................       597,362
Professional fees...........................................       409,802
Shareholder reports and notices.............................       111,327
Registration fees...........................................        84,595
Custodian fees..............................................        51,159
Directors' fees and expenses................................        30,595
Other.......................................................        12,514
                                                              ------------

     TOTAL EXPENSES.........................................     3,539,306
                                                              ------------

     NET INVESTMENT INCOME..................................    54,062,648
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................   (20,016,987)
Net change in unrealized depreciation.......................    15,205,812
                                                              ------------

     NET LOSS...............................................    (4,811,175)
                                                              ------------

NET INCREASE................................................  $ 49,251,473
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR      FOR THE YEAR
                                                                   ENDED             ENDED
                                                              AUGUST 31, 1995   AUGUST 31, 1994
-----------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................   $   54,062,648    $   56,707,778
Net realized loss...........................................      (20,016,987)      (76,848,632)
Net change in unrealized depreciation.......................       15,205,812        28,298,582
                                                              ---------------   ---------------

     NET INCREASE...........................................       49,251,473         8,157,728
                                                              ---------------   ---------------

Dividends to shareholders from net investment income........      (54,031,376)      (61,815,632)
Net decrease from capital stock transactions................      (17,637,501)       (8,060,726)
                                                              ---------------   ---------------

     TOTAL DECREASE.........................................      (22,417,404)      (61,718,630)

NET ASSETS:
Beginning of period.........................................      477,862,747       539,581,377
                                                              ---------------   ---------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $6,133,095 AND $6,101,935, RESPECTIVELY)................   $  455,445,343    $  477,862,747
                                                              ---------------   ---------------
                                                              ---------------   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter High Yield Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund was incorporated in Maryland on June 14, 1979.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts on securities purchased are accreted over the life of the respective securities. Dividend income is recognized on the ex-dividend date. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1995, CONTINUED

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays its Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.325% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.30% to the portion of daily net assets exceeding $3 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1995, aggregated $306,540,559 and $298,046,997, respectively.

DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1995, CONTINUED

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At August 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $74,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors/Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 1995 included in Directors' fees and expenses in the Statement of Operations amounted to $7,778. At August 31, 1995, the Fund had an accrued pension liability of $50,883 which is included in accrued expenses in the Statement of Assets and Liabilities.

Shares of the Fund are distributed by Dean Witter Distributors Inc., (the "Distributor"), an affiliate of the Investment Manager. The Distributor has informed the Fund that for the year ended August 31, 1995, it received approximately $611,000 in commissions from the sale of shares of the Fund's capital stock. Such commissions are deducted from the proceeds of the capital stock shares and are not an expense of the Fund.

4. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                                         AUGUST 31, 1995               AUGUST 31, 1994
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    4,185,702   $   27,764,909     8,570,571   $ 65,945,121
Reinvestment of dividends........................................    4,187,296       27,351,637     4,091,370     30,921,535
                                                                   -----------   --------------   -----------   ------------
                                                                     8,372,998       55,116,546    12,661,941     96,866,656
Repurchased......................................................  (10,983,714)     (72,754,047)  (13,897,033)  (104,927,382)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................   (2,610,716)  $  (17,637,501)   (1,235,092)  $ (8,060,726)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1995, CONTINUED

5. FEDERAL INCOME TAX STATUS

At August 31, 1995, the Fund had an approximate net capital loss carryover, which may be used to offset future capital gains to the extent provided by regulations, which are available through August 31 in the following years:

                                                   AMOUNTS IN THOUSANDS
---------------------------------------------------------------------------------------------------------------------------
   1996         1997         1998          1999           2000          2001          2002          2003          Total
-----------  -----------  -----------  -------------  -------------  -----------  -------------  -----------  -------------
$    37,795  $    94,246  $    82,210  $     292,752  $     182,732  $    45,208  $     166,406  $    50,626  $     951,975

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $19,488,000 during fiscal 1995.

At August 31, 1995, the Fund had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and dividend payable and permanent book/tax differences primarily attributable to an expired capital loss carryover. To reflect reclassifications arising from permanent book/tax differences for the year ended August 31, 1995, paid-in-capital was charged $3,265,776, accumulated undistributed net investment income was charged $112 and accumulated net realized loss was credited $3,265,888.

DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                           FOR THE YEAR ENDED AUGUST 31
                           --------------------------------------------------------------------------------------------
                            1995     1994     1993     1992     1991     1990      1989      1988      1987      1986
-----------------------------------------------------------------------------------------------------------------------

PER SHARE
OPERATING PERFORMANCE:

Net asset value,
 beginning of period.....  $ 6.83   $ 7.58   $ 7.23   $ 5.92   $ 6.78   $ 10.40   $ 11.99   $ 13.72   $ 14.16   $ 13.40
                           ------   ------   ------   ------   ------   -------   -------   -------   -------   -------

Net investment income....    0.80     0.79     0.89     0.95     0.94      1.48      1.67      1.84      1.82      1.80
Net realized and
 unrealized gain
 (loss)..................   (0.06)   (0.68)    0.54     1.04    (0.86)    (3.78)    (1.48)    (1.77)    (0.46)     0.76
                           ------   ------   ------   ------   ------   -------   -------   -------   -------   -------

Total from investment
 operations..............    0.74     0.11     1.43     1.99     0.08     (2.30)     0.19      0.07      1.36      2.56
                           ------   ------   ------   ------   ------   -------   -------   -------   -------   -------

Less dividends and
 distributions from:
   Net investment
   income................   (0.80)   (0.86)   (1.08)   (0.68)   (0.94)    (1.32)    (1.75)    (1.80)    (1.80)    (1.80)
   Paid-in-capital.......    --       --       --       --       --       --        (0.03)    --        --        --
                           ------   ------   ------   ------   ------   -------   -------   -------   -------   -------

Total dividends and
 distributions...........   (0.80)   (0.86)   (1.08)   (0.68)   (0.94)    (1.32)    (1.78)    (1.80)    (1.80)    (1.80)
                           ------   ------   ------   ------   ------   -------   -------   -------   -------   -------

Net asset value,
 end of period...........  $ 6.77   $ 6.83   $ 7.58   $ 7.23   $ 5.92   $  6.78   $ 10.40   $ 11.99   $ 13.72   $ 14.16
                           ------   ------   ------   ------   ------   -------   -------   -------   -------   -------
                           ------   ------   ------   ------   ------   -------   -------   -------   -------   -------

TOTAL INVESTMENT
RETURN+..................   11.98%    0.93%   22.29%   35.46%    4.67%   (23.28)%    1.39%     0.97%    10.07%    20.19%

RATIOS TO AVERAGE NET
ASSETS:
Expenses.................    0.79%    0.69%    0.67%    0.77%    0.87%     0.60%     0.49%     0.49%     0.51%     0.60%

Net investment income....   12.06%   10.40%   12.14%   13.96%   16.47%    17.67%    14.61%    14.79%    12.83%    12.80%

SUPPLEMENTAL DATA:
Net assets, end of
 period, in millions.....    $455     $478     $540     $512     $436      $690    $1,794    $2,140    $2,034    $1,292

Portfolio turnover
 rate....................      74%     127%     173%     113%      93%       21%       55%      107%      176%       95%

---------------------
+    Does not reflect the deduction of sales load.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH YIELD SECURITIES INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DEAN WITTER HIGH YIELD SECURITIES INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter High Yield Securities Inc. (the "Fund") at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
OCTOBER 11, 1995

BOARD OF DIRECTORS                               DEAN WITTER
                                                 HIGH YIELD
Jack F. Bennett                                  SECURITIES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice president, Secretary and General Counsel

Peter M. Avelar
Treasurer

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

[GRAPHIC]

ANNUAL REPORT
AUGUST 31, 1995

          DEAN WITTER HIGH YIELD SECURITIES
                                  GROWTH OF $10,000

              DATE                     TOTAL    LEHMAN MF CORP/HIGH YLD INDEX
          --------------------------------------------------------
          August 31, 1985              $ 9,450            $10,000

          August 31, 1986              $11,358            $12,201

          August 31, 1987              $12,502            $12,627

          August 31, 1988              $12,623            $13,785

          August 31, 1989              $12,798            $15,589

          August 31, 1990              $ 9,819            $16,370

          August 31, 1991              $10,277            $18,982

          August 31, 1992              $13,922            $21,967

          August 31, 1993              $17,025            $24,989

          August 31, 1994              $17,183            $24,592

          August 31, 1995              $19,241(3)         $27,923



                        AVERAGE ANNUAL TOTAL RETURNS
                      1 YEAR        5 YEARS      10 YEARS
                     ------------------------------------
                     11.98 (1)      14.40 (1)    7.37 (1)
                      5.82 (2)      13.12 (2)    6.76 (2)

                     ________ Fund   _________ LEHMAN (4)


          Past performance is not predictive of future returns.
          ________________________________________
          (1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

          (2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable front-end sales charge (5.5%). See the Fund's current prospectus for complete details on sales charges.

          (3)  Closing value assuming a complete redemption on August 31, 1995.

          (4) The Lehman Brothers Mutual Fund Corporate/High Yield Index is an index measuring all investment and noninvestment grade corporate debt securities.